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                                                                 EXHIBIT 10.14



                             AMENDMENT NO. 1 TO THE
                          MORRISON KNUDSEN CORPORATION
                     AMENDED AND RESTATED STOCK OPTION PLAN


          WHEREAS, Morrison Knudsen Corporation (the "Company") is the successor to Kasler Holding Company, which heretofore established The 1994 Stock Option and Incentive Plan for Officers, Directors and Key Employees of Kasler Holding Company (the "Plan"), effective January 19, 1994, for the benefit of Key Employees and Directors;

          WHEREAS, the Plan was renamed and most recently amended and restated effective January 10, 1997, as the Morrison Knudsen Corporation Amended and Restated Stock Option Plan; and

          WHEREAS, The Company desires to amend the Plan to modify the procedures for non-employee directors of the Company to forego cash payment of director fees in exchange for Options under the Plan;

          NOW, THEREFORE, The Plan is hereby amended as follows effective October 15, 1998:
                                       1.

          Section 3.5, Awards to Non-Employee Director, is hereby amended to add
                       -------------------------------
the following language at the end of said section:

          Notwithstanding the foregoing, an election pursuant to this Section
          3.5 automatically shall carry over from year to year until the non-employee director who made such election either is no longer eligible to participate in the Plan or elects in writing to change or cease his or her election. Any change in, or cessation of, election will be prospective only and will be effective beginning on the December 1/st/ immediately following receipt of the written notice of change.

                                       2.

          Except as amended herein, the Plan shall continue in full force and effect.

          IN WITNESS WHEREOF, the Company has executed these presents this 30th
                                                                           ----
day of October, 1998.

                                    MORRISON KNUDSEN CORPORATION

                                         /s/ Robert A. Tinstman
                                    By: ________________________________________
                                         Robert A. Tinstman
                                         President and Chief Executive Officer